May 1, 2009

BNY MELLON FUNDS TRUST -BNY Mellon Money Market Fund -BNY Mellon National Municipal Money Market Fund

Supplement to Prospectus dated December 31, 2008

In 2008, each Fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”), which permits each Fund to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, has been extended by the Treasury until April 30, 2009, and again extended through September 18, 2009, and each Fund has taken the necessary steps to extend its participation through September 18, 2009. Participation in the initial term and the extended period of the Program from December 19, 2008 through April 30, 2009 required each Fund to pay the Treasury fees in the amount of .01% to .015%, respectively, of each Fund’s net asset value as of September 19, 2008. Participation in the Program during the extended period from May 1, 2009 through September 18, 2009 required payment to the Treasury in the amount of .015% of each Fund’s net asset value as of September 19, 2008. These fees were borne by the Funds without regard to any voluntary expense limitation currently in effect for each Fund.

Please visit www.dreyfus.com for up-to-date information on the Funds’ participation in the Program, or for more information on the Program please visit the Treasury’s website at http://www.ustreas.gov, or contact your financial representative.